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                                                                  EXHIBIT 10.5



                             STOCK OPTION AGREEMENT


         This Stock Option Agreement, (the "Agreement") is made and entered into this 16th day of February, 1995 between Watson General Corporation ("Company"), and Dennis Mulligan ("Principal").

         WHEREAS, the Principal has served for an extended period of time as a member of the Board of Directors of the Company; and


         WHEREAS, the Company is desirous of recognizing the Principal's service as a member of the Board of Directors of the Company;

         NOW, THEREFORE, in consideration of the Principal's past service on the Company's Board of Directors and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Issuance of Options.   Upon the terms and subject to the conditions
set forth in this Agreement, the Company hereby grants to Principal the right and option ("Option") to purchase up to Fifty Thousand (50,000) shares of the Company's authorized but unissued Common Stock (the "Shares").

         2. Option Price.   The Option price for all Options issuable pursuant
to Section 1 above shall be $2.625 per share, subject to adjustment as provided in Section 6 hereof.

         3. When Options May Be Exercised.   Each Option issued pursuant to
Section 1 shall be exercisable at any time and from time to time, as to all or any portion of the Shares, from the date of issuance until the fifth anniversary of such issuance.

         4. Investment Intent of Principals.   Principal acknowledges that the
Option(s) issuable to Principal pursuant to this Agreement and the Shares issuable upon exercise of such Option(s) (the "Restricted Securities") have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. Principal acknowledges that the offer, sale and delivery of the Restricted Securities to him is made in reliance upon his representations, warranties, agreements and undertakings reflected herein.
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         Principal represents and warrants that he is acquiring the Restricted
Securities solely for his own account and interest and not with a view to distribute them to the public.

                 4.1 Principal understands and agrees that unless the Restricted Securities either are registered under the Act or are disposed of in transactions for which exemptions from such registration are available, Principal must continue to own and hold the Restricted Securities for his own account and interest indefinitely. Principal further understands that whether an exemption from the registration requirements of the Act will be available for such future transactions as he may propose will depend upon the nature of each such transaction, the pertinent surrounding facts and circumstances then extant, and the then applicable law.

                 4.1 Any certificate evidencing the Restricted Securities shall bear a legend substantially in the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
         FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR
         AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

         5. Exercise of Options.   Each Option, or any portion of such Option,
may be exercised from time to time, which exercise shall be effective immediately upon written notice to the Company at its principal offices, setting forth the number of Shares with respect to which the Option is being exercised, accompanied by the full amount of the purchase price for such Shares. The purchase price shall be payable in cash. Upon receipt of notice and payment, the Company shall promptly make arrangements for the issuance of the number of Shares as to which the Option was exercised. Upon exercise of the Option, the number of Shares subject to the Option shall be automatically reduced to the extent of the number of Shares as to which the Option is exercised, and the Option shall remain in effect as the remaining number of Shares. The Company reserves the right to require Principal, before receipt of the Shares, to represent and warrant in writing, in form and substance reasonably satisfactory to the Company, that the Shares purchased are being acquired without any view to distribution and to agree in writing to the imposition of legends on the
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share certificates setting forth any restrictions upon disposition required by applicable federal or state securities laws.

         6. Adjustments.   If all or any portion of an Option issued pursuant
to this Agreement is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property for stock, separation, reorganization, or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares, or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the Principal exercising such Option shall receive, upon the exercise of such exercise right, the aggregate number and class of shares which, if the Option had been exercised at the date hereof and the shares acquired thereby had not been disposed of, Principal would be holding as a result of any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property for stock, separation, reorganization, or liquidation; provided, however, that no fractional share shall be issued upon any such exercise.

         7. Assignability of Options.   An Option issued pursuant to this
Agreement may not be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, either voluntarily or involuntarily, except as hereinafter provided, and the Option may be exercised, during the lifetime of an Principal, only by him. Any attempted assignment, transfer, pledge, hypothecation, sale or other disposition of an Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon an Option, shall be null and void and without effect.

         Notwithstanding the foregoing, Principal should die prior to the earlier of the expiration of this Agreement or the exercise in full of the Option, then the Option may be exercised by the Investor's executors or administrators. The Option, to the extent not so exercised, shall forthwith terminate.

         8. Registration Rights.   The Company covenants and agrees to provide
the following registration rights at any time from and after the second anniversary of the date of this Agreement to Principal:

                 8.1 Whenever the Company proposes to file a registration statement relating to any of its capital stock under the Act, other than a registration statement required to be filed in respect of employee benefit plans on Form S-8 or similar form
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relating to securities issued in connection with a reorganization, the Company shall, at least seven business days prior to such filing, give written notice thereof to Principal. Upon receipt by the Company, not more than four business days after receipt of such notice by Principal, of a written request by the Principal for registration of all or a portion of the Shares then owed by Principal (the "Registrable Shares"), the Company shall include separate registration statement concurrently filed, and shall use all reasonable efforts to cause such registration statement to become effective with respect to such Registrable Shares, unless the managing underwriter therefor concludes in its reasonable good faith judgment that compliance with this Section 8.1 would materially adversely affect such offering. If the managing underwriter determines in good faith that a portion but not all of such Registrable Shares may be included, then only such portion shall be included.

                 8.2 The Company will use all reasonable efforts to cause such registration statement to remain effective until the earlier of 45 days from the effective date of the registration statement or the date that the Principal completes his distribution of the Registrable Shares. The Company will use all reasonable efforts to effect such qualifications under applicable blue sky or other state securities laws as may be reasonably requested by the Principal to permit or facilitate such sale or other distribution. The Company will cause the Registrable Shares for which the registration statement is effected to be listed on any national securities exchange or quoted on any stock quotation system on which the shares of Common Stock are listed or quoted.


                 8.3 The Principal shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Section 8. The Company agrees to furnish to the Principal the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this Section 8 as the Principal from time to time may reasonably request.

                 8.4 The Company shall bear all expenses of registrations, qualifications or compliance pursuant to this Section 8 (other than underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to the Registrable Shares or the cost of counsel for the Principal), including, without limitation, registration fees, printing expenses, expenses of blue
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sky or other state securities law registration or compliance, and legal and auditing fees incurred by the Company in connection therewith.

                 8.5 In connection with any registration of Registrable Shares pursuant to this Section 8, the Company agrees to provide reasonable cooperation to Principal and any underwriters participating in such offering, including, without limitation, entering into such customary underwriting or other agreements (which may contain customary representations and warranties by the Company and indemnification provisions); furnishing a customary comfort letter or letters, dated the date of the final prospectus with respect to the Registrable Shares, from the independent Principal and any such underwriters; furnishing an opinion of counsel for the Company, dated the date of the closing of the sale of the Registrable Shares, with respect to such matters as may be reasonably requested; and making available for inspection by the Principal and his agents all financial and other records, corporate documents and properties of the Company as shall be reasonably requested.

                 8.6 During the effectiveness of a registration statement in which Registrable Shares are included pursuant to this Section 8, the Company will notify each Principal promptly of any notice from a regulatory authority affecting the sale of the Registrable Shares and of any event or facts that, in the reasonable judgment of the Company, should be set forth in such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or facts.

                 8.7 In the event of the registration of any Registrable Shares pursuant to this Section 8, each party hereto (the "Indemnifying
Party"), to the extent permitted by law, shall indemnify and hold harmless the other party hereto and its officers, directors, employees and agents (collectively, the "Indemnified Parties") against any losses, claims, damages or liabilities, joint or several (collectively "Claims"), to which any of the Indemnified Parties may become subject under the Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out off or are based upon any untrue statement or alleged untrue statement of material fact contained in the registration statement (or any document contained in or incorporated by reference in the registration statement) relating to the Registrable Shares, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or
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other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Claims; provided however, that the Indemnifying Party will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference with written information provided by such Indemnified Party specifically for use in the preparation thereof. The indemnity provided by this paragraph shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party. If the indemnification provided for by this paragraph is unavailable to a party that would have been an Indemnified Party in respect of any Claims, then each party that would have been an Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the extent permitted by law to the amount paid or payable by such Indemnified Party as a result of such Claims in such proportion as is appropriate on an equitable basis to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other hand in connection with the statement or omission which resulted in such Claims; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11 (f) of the Act shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         9. Governing Law.   The interpretation, performance and enforcement of
this Agreement shall be governed by the internal laws of the State of California without giving effect to any choice-of-law provisions of such laws.

         10.  Binding Effect.   The terms, conditions and provisions of this
Agreement shall inure to the benefit of any successors or assigns of the Principals, and shall be binding upon any successors or assigns of the Company.

         11. Reservation of Shares.   The Company will at all times reserve and
keep available out of its authorized capital stock, solely for issuance upon the exercise of each Option issued pursuant hereto, such number of shares of Common Stock as shall be issuable upon the exercise of such Option(s). Such Common Stock, when issued pursuant to this Agreement, shall be duly and validly issued, fully paid and nonassessable.

         12. Notices.   Any notice or other communication between the parties
hereto shall be sufficiently given if sent by certified or registered mail, postage prepaid, or by telecopy, if to Company, addressed to it at 32-B Mauchly, Irvine, California 92718, or if to Principal, addressed to him at P.O. Box 1723 Rancho Santa Fe, Ca
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92067 or to such other address as shall hereafter be designated in writing by one party to the other. Such notice or other communication shall be deemed to be given on the date sent.

         13. Rights of Principal.   Prior to the exercise of an Option, except
as otherwise provided herein, Principal shall not be entitled to any rights of a stockholder of the Company, with respect to the shares underlying the unexercised portion of the Option, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive notice of any proceedings of the Company.

         14. Captions.   The headings of the sections of this Agreement are
intended solely for convenience of reference and are not intended and shall not be deemed for any purpose whatever to modify or explain or place any construction upon any of the provisions of this Agreement.

         15. Arbitration.   Any controversy or claim arising out of or relating
to the terms of this Agreement, or otherwise related to the compliance by either party with its obligations hereunder, shall be settled by binding arbitration in accordance with the rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. Any party to this Agreement may submit to arbitration any such controversy or claim.

         16. Attorney's Fees.   In the event any party hereto shall institute
an action to enforce any rights hereunder, the prevailing party in such action shall be entitled, in addition to any other relief granted, to such reasonable attorneys' fees as may be awarded.

         17. Entire Agreement.   This Agreement constitutes the entire
agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, amendment, waiver or termination of this Agreement shall be deemed or shall constitute a waiver of any provision hereof (whether or not similar), nor shall waiver constitute a continuing waiver.
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         18. Severability.   If any provision of this Agreement or any part
thereof shall be held invalid, illegal or void, the remainder of such provision of this Agreement or part thereof shall continue in full force and effect as if the void, illegal or invalid provision or part had not been contained herein. In the event that any material provision of this Agreement in a manner consistent with their original intentions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first above written.

                                                WATSON GENERAL CORPORATION


                                                By:  /s/  CHARLES A. WATSON
                                                     ---------------------------
                                                     Charles A. Watson, Chairman



                                                By:  /s/  DENNIS MULLIGAN
                                                     ---------------------------
                                                     Dennis Mulligan